Long-Term Debt	12 Months Ended
Sep. 30, 2011
Long-Term Debt
Long-Term Debt

NOTE 5—LONG-TERM DEBT

A summary of long-term debt is as follows (in thousands):

	September 30, 2011	September 30, 2010
2007 credit facility, bearing interest (market adjustable) at approximately 1.1% per annum at September 30, 2010	$—	$180,000
2008 credit facility, bearing interest (market adjustable) at approximately 1.8% per annum at September 30, 2010	$—	$50,000
2011 credit facility bearing interest (market adjustable) at approxiamtely 3.1% per annum at September 30, 2011	$520,000	$—

	$520,000	$230,000

In May 2011, we entered into a $750 million secured reducing revolving credit agreement with Nordea Bank Finland plc, New York Branch, as Administrative Agent and several lenders (the "2011 Credit Agreement"). The 2011 Credit Agreement includes provisions for incremental commitments up to $350 million, bringing the total commitment to $1.1 billion, if exercised. The maturity of the 2011 Credit Agreement is May 2016, subject to acceleration upon certain specified events of default, including but not limited to delinquent payments, bankruptcy filings, material adverse judgments, guarantees or security documents not being in full effect, non-compliance with the Employee Retirement Income Security Act of 1974, cross-defaults under other debt agreements, or a change of control. The 2011 Credit Agreement contains limitations on our ability to incur liens; merge, consolidate or sell substantially all assets; pay cash dividends; incur additional indebtedness; make advances, investments or loans; and transact with affiliates. The 2011 Credit Agreement is secured primarily by first preferred mortgages on six of our active drilling units (the Atwood Aurora, the Atwood Beacon, the Atwood Eagle, the Atwood Falcon, the Atwood Hunter, and the Atwood Osprey).

Borrowings under the 2011 Credit Agreement bear interest of the Eurodollar rate plus a margin of 2.50%. Certain borrowings effectively bear interest at a fixed rate due to our interest rate swaps. See Note 6. The 2011 Credit Agreement also provides for the issuance, when required, of standby letters of credit. Under the 2011 Credit Agreement, we will pay a commitment fee of 1.0% per annum on the unused portion of the underlying commitment. As of September 30, 2011, we have $227 million of funds available to borrow under this credit facility, with standby letters of credit issued in the aggregate amount of $3.4 million.

The 2011 Credit Agreement contains various financial covenants that impose a maximum leverage ratio of 4.0 to 1.0, a debt to capitalization ratio of 0.5 to 1.0, a minimum interest expense coverage ratio of 3.0 to 1.0 and a minimum collateral maintenance of 150% of the aggregate amount outstanding under the facility. We were in compliance with all financial covenants under the 2011 Credit Agreement at September 30, 2011. No additional funds have been borrowed under the 2011 Credit Agreement subsequent to September 30, 2011.

We have entered into four $50.0 million notional interest rate swap agreements to fix the variable interest rate on borrowings under the 2011 Credit Agreement through September 2014. The first three interest rate swap agreements serve to fix the annual rate at approximately 3.6% from July 2011 to September 2014. The fourth interest rate swap agreement serves to fix the annual rate at approximately 3.4% from September 2011 to September 2014.

Prior to the execution of the 2011 Credit Agreement, we had a five-year $300 million credit facility executed in October 2007 and a five-year $280 million credit facility executed in November 2008, both of which were retired during May 2011 with funding from the 2011 Credit Agreement.